                            AMENDMENT NO. 4 TO THE
                               CREDIT AGREEMENT

                                                      Dated as of April 28, 2000

          AMENDMENT NO. 4 TO THE CREDIT AGREEMENT among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS"), Banque Nationale de Paris, as collateral agent (the "AGENT") and Bank of America, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders, the Agent and the Administrative Agent have entered into a Credit Agreement dated as of June 30, 1999 ( as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower, the Required Lenders and all the Revolving Credit Lenders (as defined below) have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) The following definitions in Section 1.01 are hereby amended as follows:

               (i) in the definition of "ADVANCE" add "a Term D Advance, a Revolving Credit Advance," after "a Term C Advance,";

               (ii) in the definition of "APPLICABLE MARGIN" (A) add "or Term D Facility" after "Term A Facility", and (B) add "or Revolving Credit Facility" after "Working Capital Facility";

               (iii) in the definition of "APPROPRIATE LENDER" add ", Term D Facility, Revolving Credit Facility" after "Term C Facility";

               (iv) in the definition of "BORROWING" add "a Term D Borrowing, a Revolving Credit Borrowing," after "Term C Borrowing,";

               (v) in the definition of "COMMITMENT" add "a Term D Commitment, a Revolving Credit Commitment," after "Term C Commitment,";

               (vi) in the definition of "FACILITY" add "a Term D Facility, a Revolving Credit Facility," after "Term C Facility,";

               (vii) in the definition of "LEVERAGE RATIO" add "and Revolving Credit Advances" in each place after "Working Capital Advances";

               (viii) in the definition of "NOTE" add ", a Term D Note, a Revolving Credit Note" after "Term C Note";

               (ix) the definition of "PRO RATA SHARE" is amended in full to read as follows:

               ""PRO RATA SHARE" of any amount means, with respect to any Revolving Credit Lender, Working Capital Lender, Term A Lender, Term B Lender, Term C Lender or Term D Lender at any time, the product of such amount times a fraction the numerator of which is the amount of
                      -----
          such Revolving Credit Lender's Revolving Credit Commitment, the Working Capital Lender's Working Capital Commitment, the Term A Lender's Term A Commitment, the Term B Lender's Term B Commitment, the Term C Lender's Term C Commitment or the Term D Lender's Term D Commitment at such time and the denominator of which is the Revolving Credit Facility, the Working Capital Facility, the Term A Facility, the Term B Facility, the Term C Facility or the Term D Facility, respectively, at such time.";

               (x) in the definition of "REQUIRED LENDERS", subsection (c) is amended in full to read as follows:

               "(c) the aggregate unused Commitments under the Term A Facility, the Term B Facility, the Term C Facility, the Term D Facility and the Revolving Credit Facility";

               (xi) the definition of "TERM ADVANCE" is amended in full to read as follows:

               ""TERM ADVANCE" means a Term A Advance, a Term B Advance, a Term C Advance or a Term D Advance.";

               (xii) the definition of "TERM COMMITMENT" is amended in full to read as follows:

               ""TERM COMMITMENT" means a Term A Commitment, a Term B Commitment, a Term C Commitment or a Term D Commitment.";

               (xiii) the definition of "TERM LENDER" is amended in full to read as follows:

               ""TERM LENDER" means a Term A Lender, a Term B Lender, a Term C Lender or a Term D Lender.";

               (xiv) in the definition of "TERMINATION DATE" add "the Term D Facility, the Revolving Credit Facility," after "Term A Facility,".

          (b) Add the following new definitions in the appropriate alphabetical order in Section 1.01:

               "REVOLVING CREDIT ADVANCE" has the meaning specified in Section 2.01(g).

               "REVOLVING CREDIT BORROWING" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

               "REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d) as such Lender's "Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

               "REVOLVING CREDIT FACILITY" means, at any time, the aggregate amount of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

               "REVOLVING CREDIT LENDER" means any Lender that has a Revolving Credit Commitment.

               "REVOLVING CREDIT NOTE" means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-5 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Working Capital Advances made by such Lender to the extent required to be issued pursuant to Section 2.15.

               "TERM D ADVANCE" has the meaning specified in Section 2.01(h).

               "TERM D BORROWING" means a borrowing consisting of simultaneous Term D Advances of the same Type made by the Term D Lenders.

               "TERM D COMMITMENT" means, with respect to any Term D Lender, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term D Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, the aggregate set forth for such Lender in the Register maintained by the Agent pursuant to
          Section 8.07(d) as such Lender's "Term D Commitment".

               "TERM D FACILITY" means, at any time, the aggregate amount of the Term D Lenders' Term D Commitments at such time.

               "TERM D LENDER" means any Lender that has a Term D Commitment.

               "TERM D NOTE" means a promissory note of the Borrower payable to the order of any Term D Lender, in substantially the form of Exhibit A-6 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term D Advance made by such Lender to the extent required to be issued pursuant to Section 2.15.

               "TERM FACILITIES" means the Term A Facility, the Term B Facility, the Term C Facility or the Term D Facility.

          (c) A new Section 2.01(g) is added as follows:

               "(g)          The Revolving Credit Advances. Each Revolving
          Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "REVOLVING CREDIT ADVANCE") to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Advance not to exceed such Lender's unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof and shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Revolving Credit Lender's unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(g), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(g)."

          (d) A new Section 2.01(h) is added as follows:

               "(h)          The Term D Advances. Each Term D Lender severally
          agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TERM D ADVANCE") to the Borrower on the Business Day that the conditions to effectiveness of Amendment No. 4 to this Agreement have been met in an amount not to exceed such Lender's Term D Commitment at such time; provided, that the proceeds thereof shall immediately be applied to repay Advances under the Working Capital Facility. The Term D Borrowing shall consist of Term D Advances made simultaneously by the Term D Lenders ratably according to their Term D Commitments. Amounts borrowed under this Section 2.01(h) and repaid or prepaid may not be reborrowed."

          (e) Section 2.02(c)(ii) is amended by adding ", the Term C Advances, the Term D Advances, the Revolving Credit Advances" after "the Term B Advances".

          (f) Section 2.04(a) is amended by:

               (i) adding "and Term D Lenders" after "Term C Lenders";

               (ii) adding, in each case, "and Term D Advances" after "Term C Advances";

               (iii) adding a new column to read in full as follows:

"Date                                Term D Loan
-----                                -----------
June 30, 2000                        375,000
September 30, 2000                   375,000
December 31, 2000                    375,000
March 31, 2001                       468,750
June 30, 2001                        468,750
September 30, 2001                   468,750
December 31, 2001                    468,750"; and

               (iv) adding "and Term D Facility" after "Term C Facility".

          (g) A new Section 2.04(e) is added as follows:

               "(e)          Revolving Credit Advances. The Borrower shall repay
          to the Agent for the ratable account of the Revolving Credit Lenders on the Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding."

          (h) A new Section 2.04(f) is added as follows:

               "(f)          Term D Advances. The Borrower shall repay to the
           Agent for the ratable account of the Term D Lenders on the Termination Date the aggregate outstanding principal amount of the Term D Advances then outstanding."

          (i) Section 2.05(a) is amended by adding "the Term D Commitments, the Revolving Credit Commitments," after "the Term C Commitments,".

          (j) A new Section 2.05(b)(vi) is added as follows:

               "(vi)         The Revolving Credit Facility shall be
          automatically and permanently reduced on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i) or (ii) in an amount equal to amount remaining (if any) after the prepayment in full of Revolving Credit Advances. "

          (k) A new Section 2.05(b)(vii) is added as follows:

               "(vii) On the date of the Term D Borrowing, after giving effect to such Term D Borrowing, and from time to time thereafter upon each repayment or prepayment of the Term D Advances, the aggregate Term D Commitments of the Term D Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Term D Commitments immediately prior to such reduction exceed the aggregate unpaid principal amount of the Term D Advances then outstanding."

          (l) Section 2.06(a) is amended by adding "or Revolving Credit Advance" after "Working Capital Advance".

          (m) Sections 2.06(b)(i) and 2.06(b)(ii) are each amended by adding at the end of the clause beginning with the word "second" the following "and
                                                    -------
     the Revolving Credit Facility as set forth in clause (viii) below".

          (n) Section 2.06(b)(iii) is amended in full as follows:

               "(iii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of Revolving Credit Advances comprising part of the same Borrowings or, if none are then outstanding, the Working Capital Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital Advances and Revolving Credit Advances, (y) the Swing Line Advances and (z) the Letter of Credit Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the lesser of (1) the sum of the Working Capital Facility and the Revolving Credit Facility and (2) the Loan Value of Eligible Receivables on such Business Day (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder)."

          (o) A new Section 2.06(b)(viii) is added as follows:

               "(viii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of Revolving Credit Advances comprising part of the same Borrowings equal to the amount by which Revolving Credit Advances exceed $1,000,000 if such amount, or any greater amount, is available to be drawn under the Working Capital Facility."

          (p) Section 2.06(c) is amended in full as follows:

               "(c)  Term B, Term C and Term D Opt-out.  With respect to any
                     ---------------------------------
          prepayment of the Term Advances, the Agent shall ratably pay the Term A Lenders, the Term B Lenders, the Term C Lenders and the Term D Lenders; provided, however, that any Term B Lender, Term C Lender or Term D Lender, at its option, to the extent that, in the case of such a Term B Lender any Term A Advances or, in the case of such a Term C Lender, any Term B Advances, or, in the case of such a Term D Lender, any Term C Advances, are then outstanding, may elect not to accept such prepayment (any such Lender being a "DECLINING LENDER"), in which event the provisions of the next sentence shall apply. Any Term B Lender, Term C Lender or Term D Lender may elect not to accept its ratable share of the prepayment referred to in any Prepayment Notice by giving written notice to the Agent not later than 11:00 A.M. (New York City time) on the Business Day immediately preceding the scheduled Prepayment Date. On the Prepayment Date, (i) an amount equal to that portion of the Prepayment Amount available to prepay Term D Lenders (less any amounts that would otherwise be payable to Term D Lenders that are Declining Lenders) shall be applied to prepay Term D Advances owing to Term D Lenders other than to Term D Lenders that are Declining Lenders and any amounts that would otherwise have been applied to prepay Term D Advances owing to Term D Lenders that are Declining Lenders shall instead be applied ratably to prepay, first, the remaining Term A Advances, second, the remaining Term B Advances (other than Term B Advances owing to Term B Lenders that are Declining Lenders), and third, the remaining Term C Advances (other than Term C Advances owing to Term C Lenders that are Declining Lenders), (ii) an amount equal to that portion of the Prepayment Amount available to prepay Term C Lenders (less any amounts that would otherwise be payable to Term C Lenders that are Declining Lenders) shall be applied to prepay Term C Advances owing to Term C Lenders other than to Term C Lenders that are Declining Lenders and any amounts that would otherwise have been applied to prepay Term C Advances owing to Term C Lenders that are Declining Lenders shall instead be applied ratably to prepay, first, the remaining Term A Advances, and second, the remaining Term B Advances (other than Term B Advances owing to Term B Lenders that are Declining Lenders), and
          (iii) an amount equal to that portion of the Prepayment Amount available to prepay Term B Lenders (less any amounts that would otherwise be payable to Term B Lenders that are Declining Lenders) shall be applied to prepay Term B Advances owing to Term B Lenders other than Term B Lenders that are Declining Lenders and any amounts that would otherwise have been applied to prepay Term B Advances owing to Term B Lenders that are Declining Lenders shall instead be applied ratably to prepay the remaining Term A Advances, in the case of each of clauses (i) and (ii) hereof as provided in Sections 2.06(a) and
          (b); provided further that on prepayment in full of Term Advances owing to Term Lenders other than Declining Lenders, the remainder of any Prepayment Amount shall be applied ratably to prepay Term Advances owing to Declining Lenders.

          (q) Section 2.08(a) is amended by adding "or unused Revolving Credit Commitment" after "Unused Working Capital Commitment".

          (r)  Section 2.15(a) is amended by:

               (i) adding ", Term D Note, Revolving Credit Note" after "Term C Note";

               (ii) adding ", the Term D Commitment, the Working Capital Commitment" after " Term C Commitment'.

          (s) Section 2.15(d) is amended by adding ", Term D Notes, Revolving Credit Notes" after "Term C Notes".

          (t) Section 3.02(iii) is amended by adding ", Revolving Credit Advance" after "Working Capital Advance," and by adding " plus Revolving Credit Advances" after "Working Capital Advances".

          (u) A new Section 3.02(iv) is added as follows:

               "(iv) for each Revolving Credit Advance, the aggregate Unused Working Capital Commitments of the Working Capital Lenders is less than $1,000,000;".

          (v) Section 7.05(a) is amended by adding "and (e) their respective unused Revolving Credit Commitments" after "(d) their respective Unused Working Capital Commitments".

          (w) Schedule I is replaced in full by Schedule I in the form attached hereto.

          (q) New Exhibits A-5, A-6, B and G are added in the form of each such Exhibit attached hereto.

          SECTION 2.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the date first above written (the "EFFECTIVE DATE") when, and only when, the following conditions precedent have been satisfied:

          (a) The Agent shall have received on or before the Effective Date, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party:

               (i) counterparts of this Amendment executed by the Borrower and the Required Lenders and each Revolving Credit Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment;

               (ii) the consent attached hereto executed by each Guarantor (the "CONSENT");

               (iii) certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby, and (B) each Guarantor approving the Consent and the matters contemplated thereby, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby;

               (iv) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Persons authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder; and

               (v) a favorable opinion of Morgan, Lewis & Bockius LLP, counsel for the Borrower, as to the due execution, validity and enforceability of this Amendment, the Loan Documents (as amended by this Amendment), and the Consent and as to such other matters as any Lender through the Agent may reasonably request.

          (b) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgement of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

          (c) On the Effective Date, the following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

               (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the Effective Date; and

               (ii) no Default exists under the Credit Agreement.

          (d) The Borrower shall have paid to the Agent for the account of each Lender that executes this Amendment an amendment fee equal to 0.25% on the sum of the Commitments of each such Lender.

          (e) The Borrower shall have paid all costs and expenses required under
Section 5 hereof.

          This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 3.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01(j) to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

          (f) The representations and warranties contained in each Loan Document are true and correct on and as of the date of the Amendment, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of this Amendment, in which case as of such specific date.

          (g) No Defaults exists under the Credit Agreement.

          SECTION 4.  Reference to and Effect on the Credit Agreement and the
                      -------------------------------------------------------
Loan Documents.  (a)  On and after the effectiveness of this Amendment, each
--------------
reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    TELESPECTRUM WORLDWIDE, INC.

                                                   By_____________________
                                        Title:

                                    BANQUE NATIONALE DE PARIS,
                                    as Agent and as Lender

                                                   By_____________________
                                        Title:

                                                   By_____________________
                                        Title:

                                    BANK OF AMERICA, N.A.
                                    as Administrative Agent and as Lender

                                                   By_____________________
                                        Title:

                                    BANKBOSTON, N.A.

                                                   By_____________________
                                        Title:

                                    IBJ WHITEHALL BANK & TRUST
                                     COMPANY

                                                   By_____________________
                                        Title:

                                    VAN KAMPEN PRIME RATE
                                     INCOME TRUST

                                                   By_____________________
                                        Title: Senior Vice President & Director

                                    VAN KAMPEN SENIOR FLOATING
                                     RATE FUND

                                                   By_____________________
                                        Title: Senior Vice President & Director

                                    VAN KAMPEN SENIOR
                                     INCOME TRUST

                                                   By_____________________
                                        Title: Senior Vice President & Director

                                    WELLS FARGO BANK, N.A.

                                                   By_____________________
                                        Title:

                                    FIRST SOURCE FINANCIAL LLP
                                    By First Source Financial, Inc.,
                                     its agent /manager

                                                   By_____________________
                                        Title:

                                    KZH ING-1 LLC

                                                   By_____________________
                                        Title:

                                    KZH ING-2 LLC

                                                   By_____________________
                                        Title:



                                    KZH ING-3 LLC

                                                   By_____________________
                                        Title:

                                    ARCHIMEDES FUNDING, L.L.C.
                                    By: ING Capital Advisors LLC,
                                    as Collateral Manager

                                                   By_____________________
                                        Title:

                                    ARCHIMEDES FUNDING II, LTD.
                                    By: ING Capital Advisors LLC,
                                    as Collateral Manager

                                                   By_____________________
                                        Title:




                                    FIRST DOMINION FUNDING III

                                                   By_____________________
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE

                                                   By_____________________
                                        Title: